                                   OPPENHEIMER INTERNATIONAL SMALL COMPANY FUND
                                    Supplement dated September 22, 2004 to the
                                         Prospectus dated October 23, 2003

     This supplement  amends the Prospectus of Oppenheimer  International  Small
Company Fund (the  "Fund")  dated  October 23,  2003,  and is in addition to the supplement  dated July 6, 2004. The Prospectus  supplement dated January 1, 2004 is replaced with this supplement.

1. The section titled "Portfolio  Management" on page 13 is deleted and replaced with the following:

Portfolio  Management.  The portfolio  manager of the Fund is Rohit Sah. Mr. Sah has primarily responsible for the day-to-day management of the Fund's portfolio, since January 1, 2004 as the Fund's Vice  President and portfolio  manager,  and prior to that,  since December 22, 2000, as coordinator of the Fund's  portfolio management team. He is a Vice President of the Manager who joined the Manager in
June 1996.

2. The  following  new section  should be added to the end of section  captioned
"HOW THE FUND IS MANAGED - Advisory Fees" on page 13:

PENDING  LITIGATION.  Three law suits have been filed as putative derivative and class actions against the investment Manager,  Distributor and Transfer Agent of the Fund,  some of the Oppenheimer  funds,  including the Fund, and directors or trustees of some of those funds. The complaints  allege that the Manager charged excessive fees for distribution  and other costs,  improperly used assets of the funds  in the form of  directed  brokerage  commissions  and  12b-1  fees to pay brokers to promote sales of Oppenheimer  funds, and failed to properly  disclose the use of fund assets to make those  payments in  violation  of the  Investment
Company Act and the  Investment  Advisers Act of 1940.  The  complaints  further allege that by permitting and/or  participating in those actions,  the defendant directors  breached  their  fiduciary  duties  to fund  shareholders  under  the
Investment  Company Act and at common law.  Those law suits were filed on August
31, 2004, September 3, 2004, and September 14, 2004, respectively,  in the U. S.
District  Court for the  Southern  District  of New York.  The  complaints  seek
unspecified  compensatory  and  punitive  damages,   rescission  of  the  funds'
investment advisory agreements,  an accounting of all fees paid, and an award of attorneys' fees and litigation expenses.

     The Manager and the  Distributor  believe the claims  asserted in these law suits to be  without  merit,  and  intend to defend  the suits  vigorously.  The
Manager and the  Distributor do not believe that the pending  actions are likely to have a  material  adverse  effect on the Fund or on their  ability to perform their respective investment advisory or distribution agreements with the Fund.

September 22, 2004                                         PS0815.019